SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                March 12, 2004


                 AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                     Utah
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

           0-20642                                    87-0375093
   ------------------------                ---------------------------------
   (Commission file number)                (IRS employer identification no.)

             714 Fairview Road, Greer, SC                        29651
    ------------------------------------------------           ----------
     (Address of principal executive offices)                  (Zip code)


                                (864) 848-1900
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             (Registrant's telephone number, including area code)


                  This document contains a total of 3 pages.

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Item 5. Other Events

       On March 18, 2004, the Company released the following:

                 AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
                               714 Fairview Road
                          Greer, South Carolina 29651

                                March 18, 2004

       On March 12, 2004, the Board of Directors of American Consolidated Management Group, Inc. ("ACMI"), by unanimous written consent resolved to negotiate and enter into a technology transfer/license agreement with Dr. Jack Watkins of San Diego, California, whereby ACMI would acquire an exclusive license to enhance, commercialize, manufacturer and market the all-natural plant product compound developed by Dr. Watkins in the United States, Mexico, Central American, Canada and all other countries in the European Union.

       On March 17, 2004, ACMI entered into a preliminary technology transfer/license agreement with Dr. Jack Watkins, the inventor/developer of the licensed product. The technology transfer/license agreement provides ACMI with the exclusive license to enhance, commercialize, manufacture and market the all-natural plant product in the United States, Mexico, Central America, Canada, and all countries in the European Union.

       This technology is an all-natural product composed of various fruits and vegetables that allows the vitamins, minerals and phytonutrients in those fruits and vegetables to be added to processed food products, enhancing their nutritional value to the consumer.

       Dr. Jack Watkins' scientific breakthrough, in simple terms, minimizes the degradation of the natural vitamins, minerals and phytonutrients of fruits and vegetables while being further processed in most processed food applications. The inclusion of this technology in processed food greatly enhances the nutritional value of those food products so they deliver the equivalent vitamin, mineral and phytonutrient value of 3-5 servings of fruits and vegetables in one serving of the respective food product.

       The study and application of Phytonutrients is now considered the "Next Frontier in Nutrition". ACMI's all-natural product will allow food manufacturers to increase the nutrient value of their food products as the knowledge of phytonutrients continues to expand. The commercialization of this new technology will serve as the platform from which ACMI will develop. This new technology is the primary focus of ACMI's growth in the Functional Foods segment of the food Industry.

       ACMI is a newly-reorganized publicly traded company (Bulletin Board/Pink Sheets) involved in the development and commercialization of natural plant products for use by established food manufacturers in their products, aimed at the fast growing Functional Foods segment of the $900 billion dollar United States domestic food industry.

       Portions of this document may constitute "forward-looking statements" as defined by federal securities law. Although the company believes any such statements are based upon reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance upon the "safe harbor" protections provided under the Private Securities Reform Act of 1995. Additional information about the company and issues which could lead to material changes in performance are contained in the company's annual reports and other materials filed with the Securities and Exchange Commission.

       For information on American Consolidated Management Group, Inc., please contact: Tammy Giles at (864) 848-1900.

       This news release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements. The Company may experience significant fluctuations in future operating results due to a number of economic conditions, risks in product development, the effect of the Company's accounting policies and other risk factors detailed in the Company's SEC filings. These factors and others could cause operating results to vary significantly from those in prior periods and those projected in forward-looking statements. Additional information with respect to these and other factors, which could materially affect the Company and its operations, are included on certain forms the Company files with the Securities and Exchange Commission. Although the Company believes any such statements are based upon reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance upon the "safe harbor" protections provided under the Private Securities Reform Act of 1995.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.



                               By   /s/ George E. Mappin
                                  -----------------------------
Date: March 18, 2004              George E. Mappin
                                  Secretary, Acting Treasurer and Controller,
                                  and Director